UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 9, 2009

SOUTH SHORE RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-31289
(State or other jurisdiction of incorporation)	(Commission File No.)

Times Square, P.O. Box 663, Leeward Highway
Providenciales, Turks & Caicos Islands
British West Indies
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

     We announce today that we are extremely encouraged by the response we have received since originally announcing the Redesign of our Corporate Website, www.southshoreresourcesinc.com during the third quarter 2008.

     We now have available for viewing online a corporate video at www.southshoreresourcesinc.com which sets out the design and function of our HyPro 1 Hydrogen Generator.

     Once the construction and testing of the Stainless Steel master mold and related electronics for our HyPro 1 series of hydrogen generating modules for the transportation and automotive manufacturing industries has been completed, the HyPro 1 will be available and manufactured in production quantities.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 9th day of January, 2009.

SOUTH SHORE RESOURCES INC.

BY:   MICHAEL KABIN
         Michael Kabin
         Principal Executive Officer, Secretary and a
         member of the Board of Directors